Stock-Based Compensation	12 Months Ended
Dec. 31, 2011
Share-based Compensation [Abstract]
Stock-Based Compensation
Stock-Based Compensation
The company may issue up to an aggregate of 10.5 million shares of common stock as stock awards (including restricted stock units), stock options, performance awards and stock appreciation rights (“SARs”) under its stock incentive plan; at December 31, 2011, 1.3 million shares were available for future grants. Stock options provide for the purchase of shares of common stock at fair market value at the date of grant. The company issues new shares when grants of restricted stock units vest or when options are exercised under the stock plan. Stock compensation expense totaled $10 million, $14 million and $14 million for the years ended December 31, 2011, 2010 and 2009, respectively.
RESTRICTED STOCK UNITS
The company’s share-based awards primarily consist of restricted stock units and generally vest over four years, and the fair value of the awards at the grant date is expensed over the period from the grant date to the date the employee is no longer required to provide service to earn the award. Prior to vesting, grantees are not eligible to vote or receive dividends on the restricted stock units.
A summary of the activity and related information for the company’s restricted stock units follows:

	2011		2010		2009
(In thousands, except per share amounts)	Units	Weighted average grant date price	Units	Weighted average grant date price	Units	Weighted average grant date price
Unvested units at beginning of year	1,502	$15.16	1,502	$15.30	1,551	$15.77
Units granted	1,134	10.23	729	14.83	755	13.35
Units vested	(670)	15.08	(629)	15.15	(622)	14.13
Units forfeited	(126)	14.81	(100)	14.83	(182)	15.24
Unvested units at end of year	1,840	$12.18	1,502	$15.16	1,502	$15.30
Restricted stock unit compensation expense totaled $8 million, $10 million and $8 million for the years ended December 31, 2011, 2010 and 2009, respectively. At December 31, 2011, there was $14 million of total unrecognized pre-tax compensation cost related to unvested restricted stock unit awards. This cost is expected to be recognized over a weighted-average period of approximately three years.
LONG-TERM INCENTIVE PROGRAM
The company has established a Long-Term Incentive Program (“LTIP”) for certain executive level employees. Awards are intended to be performance-based compensation as defined in Section 162(m) of the Internal Revenue Code. LTIP awards cover three-year performance cycles and are measured partly on performance criteria (cumulative earnings per share or cumulative free cash flow generation) and partly on market criteria (total shareholder return relative to a peer group of companies). In 2010, the LTIP was modified to allow a portion of the awards to be paid in cash in an amount substantially equal to the estimated tax liability triggered by such awards. LTIP awards outstanding in 2010 were modified, which changed them to liability-classified awards from equity-classified awards. Both liability-classified and equity-classified awards recognize the fair value of the award ratably over the performance period; however, equity-classified awards only measure the fair value at the grant date, whereas liability-classified awards measure the fair value at each reporting date, with changes in the fair value of the award cumulatively adjusted through expense each period. For modified awards, expense is recognized at the greater of the equity-method or the liability-method.

	December 31,
(In thousands)	2011	2010	2009
Reclassification between liabilities and Capital surplus for modifications	$3,700	$(6,363)	$—
Stock-based compensation expense[1]	10,011	14,028	14,264
Shares withheld for taxes	(1,720)	(2,639)	(2,063)
Capital surplus increase (decrease)	$11,991	$5,026	$12,201
For the 2011-2013 and 2010-2012 periods, up to 0.7 million and 0.4 million shares, respectively, could be awarded depending on the company’s achievement of the metrics. The company will award approximately 0.1 million shares and approximately $1 million in cash payments for the 2009-2011 plan in March 2012.
STOCK OPTIONS
Options for approximately 0.5 million shares were outstanding at December 31, 2011 under the stock incentive plan. These options generally vested over four years and are exercisable for a period not in excess of ten years, through 2014. In addition to the options granted under the plan, the table below includes an inducement stock option grant for 325,000 shares made to the company’s chief executive officer in January 2004 in accordance with New York Stock Exchange rules. No options have been granted since January 2004. Additionally, but not included in the table below, there were 4,000 SARs granted to certain non-U.S. employees outstanding at December 31, 2011, which are exercisable through 2012.
A summary of the activity and related information for the company’s stock options follows:

	2011		2010		2009
(In thousands, except per share amounts)	Shares	Weighted average exercise price	Shares	Weighted average exercise price	Shares	Weighted average exercise price
Under option at beginning of year	955	$18.47	1,182	$18.18	1,289	$18.08
Options exercised	—	—	—	—	—	—
Options forfeited or expired	(138)	16.94	(227)	16.95	(107)	16.97
Under option at end of year	817	$18.73	955	$18.47	1,182	$18.18
Options exercisable at end of year	817	$18.73	955	$18.47	1,182	$18.18
Options outstanding as of December 31, 2011 had a weighted average remaining contractual life of one year and had exercise prices ranging from $11.73 to $23.16. The following table provides further information on the range of exercise prices:

	Options Outstanding and Exercisable
(In thousands, except per share amounts)	Shares	Weighted average exercise price	Weighted average remaining life
Exercise price:
$11.73 - 15.05	163	$13.49	1 year
$16.92 - 16.97	330	16.95	1 year
$23.16	325	23.16	2 years